UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 7, 2026
 _____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 E. Hardin Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:  (419) 422-2121
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.
On April 7, 2026, MPLX LP, a Delaware master limited partnership (“MPLX”), entered into a $2.5 billion, five-year Revolving
Credit Agreement with Wells Fargo Bank, National Association, as administrative agent, each of Wells Fargo Securities, LLC,
JPMorgan Chase Bank, N.A., Barclays Bank PLC, BofA Securities, Inc., Citibank, N.A., Goldman Sachs Banks USA, Mizuho
Bank, Ltd., MUFG Bank, Ltd., RBC Capital Markets,  Sumitomo Mitsui Banking Corporation and TD Securities (USA) LLC, as
joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, each of Bank of America, N.A.,
Barclays Bank PLC, Citibank, N.A., Goldman Sachs Bank USA, Mizuho Bank, Ltd., MUFG Bank, Ltd., Royal Bank of Canada,
Sumitomo Mitsui Banking Corporation and The Toronto-Dominion Bank, New York Branch, as documentation agents, and the other lenders and issuing banks that are parties thereto (the “New MPLX Credit Agreement”).
The New MPLX Credit Agreement replaces the previously effective 2022 Credit Agreement (as defined below) and is intended to be used for general partnership purposes. There were no borrowings outstanding under the 2022 Credit Agreement at the time of its termination, and as of the date hereof, there are no borrowings outstanding under the New MPLX Credit Agreement. As of
March 31, 2026, MPLX had $1.5 billion of cash and cash equivalents.
The New MPLX Credit Agreement provides for a $2.5 billion unsecured revolving credit facility that matures on April 7, 2031.
MPLX has an option to increase the aggregate commitments by up to an additional $1.0 billion, subject to, among other conditions, the consent of the lenders whose commitments would be increased. In addition, MPLX may request up to two one-
year extensions of the maturity date of the New MPLX Credit Agreement subject to, among other conditions, the consent of lenders holding a majority of the commitments, provided that the commitments of any non-consenting lenders will terminate on the then-effective maturity date. The New MPLX Credit Agreement includes sub-facilities for swing-line loans of up to $150.0 million and letters of credit of up to $150.0 million (which may be increased to up to $200.0 million upon receipt of additional letter of credit issuing commitments).
Commitment fees ranging from 10.0 basis points to 25.0 basis points per annum, depending on MPLX’s credit ratings, accrue on the unused commitments under the New MPLX Credit Agreement. Borrowings under the New MPLX Credit Agreement bear interest, at MPLX’s election, at either (i) the Adjusted Term SOFR (as defined in the New MPLX Credit Agreement) plus a margin ranging from 100.0 basis points to 175.0 basis points per annum, depending on MPLX’s credit ratings or (ii) the Alternate Base
Rate (as defined in the New MPLX Credit Agreement) plus a margin ranging from 0.0 basis points to 75.0 basis points per annum, depending on MPLX’s credit ratings.
The New MPLX Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default that MPLX considers customary for an agreement of its nature and type, including a covenant that requires MPLX’s ratio of Consolidated Total Debt (as defined in the New MPLX Credit Agreement) to Consolidated EBITDA (as defined in the New
MPLX Credit Agreement) for the four prior fiscal quarters not to exceed 5.0 to 1.0 as of the last day of each fiscal quarter (or 5.5 to 1.0 during an Acquisition Period (as defined in the New MPLX Credit Agreement)). Consolidated EBITDA is subject to adjustments for certain acquisitions completed and capital projects undertaken during the relevant period. In addition to commitment fees and interest charges, MPLX agreed to pay administrative fees, letter of credit fronting fees and other customary fees and to reimburse certain expenses of the lenders and agents incurred in connection with the New MPLX Credit Agreement.
Certain parties to the New MPLX Credit Agreement have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPLX and its subsidiaries and affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.
The above description of the material terms and conditions of the New MPLX Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.
The New MPLX Credit Agreement replaced MPLX’s previously existing $2.0 billion credit agreement, dated as of July 7, 2022
(the “2022 Credit Agreement”), by and among MPLX, Wells Fargo Bank, National Association, as administrative agent, and the various other commercial lending institutions that were party thereto. The 2022 Credit Agreement was terminated in connection with and as a condition to the availability of the lending and credit commitments under the New MPLX Credit Agreement. A summary of the material terms of the 2022 Credit Agreement may be found in the Current Report on Form 8-K filed by MPLX on
July 12, 2022, which summary is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.
The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to MPLX’s preliminary estimate of its cash and cash equivalents as of March 31, 2026, is incorporated herein by reference. Such information is unaudited and preliminary and does not present all information necessary for an understanding of the MPLX’s results of operations for the quarter ended
March 31, 2026.
Information in this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934,
as amended (the “ Exchange Act ”), or otherwise incorporated by reference into any filing pursuant to the  Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1#
Revolving Credit Agreement, dated as of April 7, 2026, by and among MPLX LP, as borrower, Wells Fargo Bank,
National Association, as administrative agent, each of Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A.,
Barclays Bank PLC, BofA Securities, Inc., Citibank, N.A., Goldman Sachs Bank USA, Mizuho Bank, Ltd., MUFG
Bank, Ltd., RBC Capital Markets, Sumitomo Mitsui Banking Corporation and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, each of Bank of
America, N.A., Barclays Bank PLC, Citibank, N.A., Goldman Sachs Bank USA, Mizuho Bank, Ltd., MUFG Bank,
Ltd., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation and The Toronto-Dominion Bank, New York
Branch, as documentation agents, and the other lenders and issuing banks that are parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: April 13, 2026	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Chief Legal Officer and Corporate Secretary